Exhibit 99.2

Third Quarter 2025 Earnings Organon

Disclaimer statement

Cautionary Note Regarding Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Specifically, the company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company's GAAP financial statements. This presentation also provides certain measures that exclude the impact of foreign exchange. We calculate foreign exchange by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. The company believes that these non-GAAP financial measures help to enhance an understanding of the company's financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company's results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to Slides 18-20 of this presentation for additional information, including relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures.

In addition, the company's full-year 2025 guidance measures (other than revenue) are provided on a non-GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition-related expenses, restructuring and related expenses, stock-based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's ongoing operations.

The company's management uses the non-GAAP financial measures described above to evaluate the company's performance and to guide operational and financial decision making. Further, the company's management believes that these non-GAAP financial measures, which exclude certain items, help to enhance its ability to meaningfully communicate its underlying business performance, financial condition and results of operations.

See Slides 18-20 of this presentation for a reconciliation of non-GAAP measures.

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ORGANON™

Disclaimer statement, cont.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's full-year 2025 guidance estimates and predictions regarding other financial information and metrics, as well as expectations regarding Organon's franchise and product performance and strategy expectations for future periods. Forward-looking statements may be identified by words such as "guidance," "potential," "should," "will," "continue," "expects," "believes," "future," "estimates," "opportunity," or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate, or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, expanded brand and class competition in the markets in which Organon operates; trade protection measures and import or export licensing requirements, including the direct and indirect impacts of tariffs (including any potential pharmaceutical sector tariffs), trade sanctions or similar restrictions by the United States or other governments; changes in U.S. and foreign federal, state and local governmental funding allocations including the timing and amounts allocated to Organon's customers and business partners; economic factors over which Organon has no control, including changes in inflation, interest rates, recessionary pressures, and foreign currency exchange rates; uncertainties surrounding the Audit Committee investigation described in Organon's Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the "SEC") on October 27, 2025 (the "Form 8-K"); the impact of litigation, regulatory investigations and inquiries, and other legal matters, including risks to Organon's reputation and relationships with customers, wholesalers, suppliers, and other business partners; risks related to potential disruptions to Organon's business as a result of the leadership changes announced in the Form 8-K, including the risk that appointing a new Chief Executive Officer may take longer than anticipated; Organon's ability to remediate the material weaknesses in internal control over financial reporting and the related costs and management resources in connection therewith, as well as its ability to maintain effective controls over financial reporting and disclosure controls and procedures in the future; Organon's ability to access the public securities and other capital and credit markets in accordance with its financial plans, the cost of such capital and overall condition of the capital and credit markets; actions that may be taken by credit rating agencies that could negatively affect either Organon's access to or terms of financing or its financial condition and liquidity; Organon's ability to meet its revenue and growth expectations and outlook; unfavorable publicity and media reports; the potential impact that actions by activist stockholders could have on the pursuit of our business strategies; the loss of key personnel or highly skilled employees; market volatility, downgrades to the U.S. government's sovereign credit rating or its perceived creditworthiness, changing political or geopolitical conditions, market contraction, boycotts, and sanctions, as well as Organon's ability to successfully manage uncertainties related to the foregoing; difficulties with performance of third parties Organon relies on for its business growth; the failure of any supplier to provide substances, materials, or services as agreed, or otherwise meet their obligations to us; the increased cost of supply, manufacturing, packaging, and operations; difficulties developing and sustaining relationships with commercial counterparties; competition from generic products as Organon's products lose patent protection; any failure by Organon to retain market exclusivity for *Nexplanon*® (etonogestrel implant) or to obtain an additional period of exclusivity in the United States for *Nexplanon* subsequent to the expiration of the rod patents in 2027; the continued impact of the September 2024 LOE for *Atozet*™ (ezetimibe and atorvastatin); the success of our efforts to adapt our business and sales strategies to address the changing market and regulatory landscape in order to achieve our business objectives and remain "competitive;" restructurings or other disruptions at the U.S. Food and Drug Administration ("FDA"), the SEC and other U.S. and comparable government agencies; difficulties and uncertainties inherent in the implementation of Organon's acquisition strategy or failure to recognize the benefits of such acquisitions; pricing pressures globally, including rules and practices of managed care groups, judicial decisions and governmental laws and regulations related to or affecting Medicare, Medicaid and health care reform, pharmaceutical pricing and reimbursement, access to our products, international reference pricing, including Most-Favored-Nation drug pricing, and other pricing-related initiatives and policy efforts; the impact of higher selling and promotional costs; changes in government laws and regulations in the United States and other jurisdictions, including laws and regulations governing the research, development, approval, clearance, manufacturing, supply, distribution, and/or marketing of our products and related intellectual property, environmental regulations, and the enforcement thereof affecting Organon's business; efficacy, safety or other quality concerns with respect to our marketed products, whether or not scientifically justified, leading to product recalls, withdrawals, labeling changes, or declining sales; delays or failures to demonstrate adequate efficacy and safety of Organon's product candidates in pre-clinical and clinical trials, which may prevent or delay the development, approval, clearance, or commercialization of Organon's product candidates; future actions of third parties, including significant changes in customer relationships or changes in the behavior and spending patterns of purchasers of health care products and services, including delaying medical procedures, rationing prescription medications, reducing the frequency of physician visits and forgoing health care insurance coverage; legal factors, including product liability claims, antitrust litigation and governmental investigations, including tax disputes, environmental claims and patent disputes with branded and generic competitors, any of which could preclude commercialization of products or negatively affect the profitability of existing products; lost market opportunity resulting from delays and uncertainties in clinical trials and the approval or clearance process of the FDA and other regulatory authorities; the failure by Organon or its third party collaborators and/or their suppliers to fulfill our or their regulatory or quality obligations, which could lead to a delay in regulatory approval or commercial marketing of Organon's products; cyberattacks on, or other failures, accidents, or security breaches of, Organon's or third-party providers' information technology systems, which could disrupt Organon's operations and those of third parties upon which it relies; increased focus on privacy issues in countries around the world, including the United States, the European Union, and China, and a more difficult legislative and regulatory landscape for privacy and data protection that continues to evolve with the potential to directly affect Organon's business, including recently enacted laws in a majority of states in the United States requiring security breach notification; changes in tax laws including changes related to the taxation of foreign earnings; the impact of any future pandemic, epidemic, or similar public health threat on Organon's business, operations and financial performance; loss of key employees or inability to identify and recruit new employees; changes in accounting pronouncements promulgated by standard-setting or regulatory bodies, including the Financial Accounting Standards Board and the SEC, that are adverse to Organon; and volatility of commodity prices, fuel, shipping rates that impact the costs and/or ability to supply Organon's products.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the SEC, including the company's most recent Annual Report on Form 10-K (as amended), Quarterly Reports on Form 10-Q (as amended), Current Reports on Form 8-K, and other SEC filings, available at the SEC's Internet site (www.sec.gov).

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Third quarter 2025 highlights 4 • Revenue of $1.6 billion • Diluted EPS of $0.61; Adj. Diluted EPS of $1.01 • Adj. EBITDA of $518 million, representing 32.3% Adjusted EBITDA margin • Full - year revenue range revised to $6.200B - $6.250B; Adjusted EBITDA margin guidance revised to ~31.0% See Slides 18 - 20 of this presentation for a reconciliation of non - GAAP measures.

Implied Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 $1,490 - $1,540 $1,602 $1,594 $1,513 $1,592 $1,582 Total Revenue (in mil) 0 ~17 ~15 ~17 ~15 ~5 Estimated pull - forward (1) (17) ~(15) ~(17) ~(15) ~(5) (17) ~2 ~(2) ~2 ~10 ~5 Estimated net pull - forward ~(1.1)% 1.1% 0.9% 1.1% 0.9% 0.3% Estimated pull - forward as % of consolidated revenue ~(1.1)% 0.1% (0.1)% 0.1% 0.6% 0.3% Estimated net pull - forward as % of revenue 79 75 74 71 71 Inventory value at quarter end Revenue pull - forward analysis 5 (1) Estimated pull forward is based on days on hand at certain wholesalers being above targeted days of coverage times the av era ge net selling price. Days Inventory On - Hand at certain wholesalers are estimated based on inventory on hand at the wholesalers/average daily sales. ~ ~

Women’s Health Women’s Health Ex - FX VPY Act VPY 2024 YTD 2025 YTD Ex - FX VPY Act VPY Q3 - 24 Q3 - 25 Revenues $ mil 1% 1% 704 711 (9)% (8)% 243 223 Nexplanon ® (contraception) — % — % 103 103 4% 5% 29 31 Marvelon / Mercilon (contraception) (18)% (17)% 90 75 5% 9% 23 26 NuvaRing ® (contraception) 20% 20% 171 206 — % 1% 63 64 Follistim AQ ® (fertility) (7)% (6)% 82 77 (17)% (14)% 26 22 Ganirelix Acetate Injection (fertility) 25% 25% 43 54 29% 30% 16 20 Jada ® (device) 10% 9% 119 128 5% 8% 40 43 Other Women's Health products 3% 3% 1,312 1,354 (4)% (3)% 440 429 Total Women's Health • Year - to - date franchise growth of 3% despite U.S. policy initiatives affecting Nexplanon Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies . 6

General Medicines: Biosimilars General Medicines: Biosimilars Ex - FX VPY Act VPY 2024 YTD 2025 YTD Ex - FX VPY Act VPY Q3 - 24 Q3 - 25 Revenues $ mil (9)% (9)% 210 190 (1)% (2)% 72 70 Renflexis ® 63% 62% 98 159 57% 57% 40 63 Hadlima ® (25)% (25)% 107 80 53% 54% 20 31 Ontruzant ® (3)% (5)% 63 59 (13)% (13)% 27 23 Brenzys (4)% (4)% 22 22 24% 27% 7 9 Other Biosimilars (1) 3% 2% 499 510 19% 19% 165 196 Total Biosimilars 7 • Hadlima growth driving better than expected YTD performance • Recent launch of Bildyos / Bilprevda (1) “Other Biosimilars” includes sales of Aybintio TM , Tofidence® (tocilizumab - bavi), and Bildyos® (denosumab - nxxp) / Bilprevda® (denosumab - nxxp), biosimilars to Prolia (denosumab) and Xgeva (denosumab) . Prolia and Xgeva are trademarks registered in the U . S . in the name of Amgen Inc . , and Organon has no affiliation with this trademark owner . Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

General Medicines: Established Brands General Medicines: Established Brands Ex - FX VPY Act VPY 2024 YTD 2025 YTD Ex - FX VPY Act VPY Q3 - 24 Q3 - 25 Revenues $ mil (17)% (17)% 1,039 864 (10)% (7)% 331 307 Cardiovascular (16)% (16)% 761 641 (24)% (22)% 237 184 Respiratory 12% 12% 652 732 18% 22% 218 266 Non - Opioid Pain, Bone & Derm 17% 17% 462 541 16% 20% 166 198 Other Established Brands (1) (5)% (5)% 2,915 2,778 (3)% 1% 951 956 Total Est. Brands 8 • Vtama , Emgality partially offsetting Atozet LOE and underperformance of Respiratory portfolio (1) “Other” includes sales of Emgality ® (galcanezumab - gnlm) in those countries in which Organon has the rights to distribute and promote the product. Emgality is a trademark of Eli Lilly and Company (used under license) . LOE = Loss of Exclusivity

1% as reported (1)% at constant currency $ mil 9 (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) “Other” includes manufacturing sales to third parties. Emgality is a trademark of Eli Lilly and Company (used under license) . (3) (1) (2) ~ ~ ~ ~ ~ Volume in Vtama , Emgality and Hadlima , offset by price and LOE headwinds ~

Strong YTD Adj. EBITDA margin; SG&A ramps in Q4 Actual VPY 2024 YTD 2025 YTD Actual VPY Q3 - 24 Q3 - 25 All numbers presented on non - GAAP basis except revenue and IPR&D (1) (2)% 4,811 4,709 1% 1,582 1,602 Revenue — % 1,832 1,826 5% 606 636 Cost of sales (3)% 2,979 2,883 (1)% 976 966 Adjusted Gross profit 4% 1,154 1,198 1% 391 394 Selling, general and administrative (21)% 321 252 (28)% 105 76 R&D — % 81 6 — % 51 — Acquired IPR&D and milestones (36)% 402 258 (51)% 156 76 Total research and development including IPR&D and milestones (6)% 1,556 1,456 (14)% 547 470 Total operating expense 1% 1,510 1,524 13% 459 518 Adjusted EBITDA (6)% 3.21 3.03 16% 0.87 1.01 Adjusted diluted EPS 61.9% 61.2% 61.7% 60.3% Adjusted Gross margin 31.4% 32.4% 29.0% 32.3% Adjusted EBITDA margin (1) See Slides 18 - 20 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures. Cost of sales excludes amorti zation. 10

11 YTD Sept. 2024 YTD Sept. 2025 (USD millions) $ 1,510 $ 1,524 Adjusted EBITDA (292) (276) Less: Net cash interest expense (152) (194) Less: Cash taxes (297) (124) Less: Change in net working capital (76) (117) Less: CapEx $693 $813 Free Cash Flow Before One - Time Costs (137) — Less: One - time spin - related costs (129) (244) Less: MSA exit, restructuring, legal settlement, other one - time costs (1) $427 $569 Free Cash Flow (2) Expect more than $900M FY FCF before one - time costs (1) 2025 includes cash payments associated with restructuring initiatives ($98M), planned exits from supply agreements with M erc k & Co., Inc., Rahway, NJ. ($118M), and the final payment on the Microspherix settlement ($20M). 2024 included cash payments associate d w ith restructuring ($60M), planned exits from supply agreements with Merck & Co., Inc., Rahway, NJ. ($44M), and payment on the Microspherix settlement ($25M). (2) Free cash flow represents net cash flows provided by operating activities plus capital expenditures and the effect of exc han ge rate changes on cash and cash equivalents. Year - over - year improvement driven by: • Lower interest rates • Active working capital management / Impact of FX 2024 marked conclusion of spin - related costs

12 Net leverage ratio ~4.2x at September 30, 2025 (1) Debt figures are net of discounts and unamortized fees of, $97 million and $86 million as of December 31, 2024 and September 30, 2025, respectively. (2) Principal pay - down includes repurchase and cancellation of $242 million of Organon’s 5.125% notes due in 2031 prior to matur ity and the payment and termination of a legacy funding agreement of Dermavant Sciences Ltd., and normal quarterly term loan payments. (3) “All Other” includes the revenue interest purchase and sale agreement Organon assumed from Dermavant. ~ ~ ~ ~ ~ (2) (3)

Full - year 2025 guidance 13 Current Guidance Prior Guidance as of August 5, 2025 Provided on a non - GAAP basis, except revenue $6.200B - $6.250B $6.275B - $6.375B Revenue (3.2%) - (2.4%) (2.0%) - (0.4%) Nominal revenue growth ~ $35M - $45M tailwind ~$50M headwind FX translation impact (3.7%) - (3.1%) (1.2%) - 0.3% Ex - FX revenue growth Unchanged 60.0% - 61.0% Adjusted gross margin Unchanged Mid 20% range SG&A Unchanged Upper single - digit R&D Unchanged $6 million IPR&D* ~31.0% 31.0% - 32.0% Adjusted EBITDA margin (Non - GAAP) Unchanged ~$510M Interest Unchanged ~$135M Depreciation Unchanged 22.5% - 24.5% Effective non - GAAP tax rate Unchanged ~263M Fully diluted weighted average shares outstanding * The company does not forecast a forward - looking view of IPR&D and milestone expense. The $6 million of forecasted IPR&D expen ses reflects IPR&D expense recorded to date as of September 30, 2025.

Q&A

Appendix

Volume $ mil 16 (1) LOE = Loss of Exclusivity (2) VBP = Value Based Procurement (3) “Other” includes manufacturing sales to third parties. (1) (2) (3) (3.2%) to (2.4%), reported (3.7%) to (3.1%) at constant currency ~50 - 70 bps tailwind ~ ~ ~ ~ ~ ~ $6,200 - $6,250

Ex - FX VPY Actual VPY YTD 2024 YTD 2025 Ex - FX VPY Actual VPY Q3 2024 Q3 2025 $ millions 3% 3% 1,312 1,354 (4)% (3)% 440 429 Women’s Health 3% 2% 499 510 19% 19% 165 196 General Medicines: Biosimilars (1) (5)% (5)% 2,915 2,778 (3)% 1% 951 956 General Medicines: Established Brands (1) (21)% (21)% 85 67 (18)% (15)% 26 21 Other (2) (2)% (2)% 4,811 4,709 (1)% 1% 1,582 1,602 Total Revenues Totals may not foot due to rounding and percentages are computed using unrounded amounts. (1) As part of recent restructuring initiatives, the company’s Biosimilars business and Established Brands business have been co mbined into what will be known as the “General Medicines” franchise going forward. The company will continue to separately report performance of the Biosimilars and Established Brands business. (2) “Other” includes manufacturing sales to third parties. 17 Franchise performance

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions)

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Gross Profit	**$ 857**	**$ 923**	**$ 2,572**	**$ 2,819**
Adjusted for:				
Spin-related costs [1]	—	—	—	6
Manufacturing network costs [2]	39	14	101	39
Stock-based compensation	4	4	12	13
Amortization	52	35	155	102
Acquisition-related costs [3]	12	—	31	—
Other	2	—	12	—
Adjusted Non-GAAP Gross Profit	$ 966	$ 976	$ 2,883	$ 2,979

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 20.
(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 20.
(3) Acquisition-related costs relate to costs from the acquisition of Dermavant. For additional details refer to the EBITDA reconciliation on page 20.

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Gross Margin	**53.5 %**	**58.3 %**	**54.6 %**	**58.6 %**
Total impact of Non-GAAP adjustments	6.8 %	3.4 %	6.6 %	3.3 %
Adjusted Non-GAAP Gross Margin	60.3 %	61.7 %	61.2 %	61.9 %

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Selling, general and administrative expenses	**$ 415**	**$ 422**	**$ 1,288**	**$ 1,290**
Adjusted for:				
Spin-related costs [1]	—	(10)	—	(79)
Stock-based compensation	(16)	(17)	(46)	(53)
Restructuring related charges	—	—	(10)	—
Other	(5)	(4)	(34)	(4)
Adjusted Non-GAAP Selling, general and administrative expenses	$ 394	$ 391	$ 1,198	$ 1,154

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 20.

ORGANON™

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Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions, except per share amounts)

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Research and development expenses	**$ 84**	**$ 111**	**$ 275**	**$ 339**
Adjusted for:				
Spin-related costs [1]	—	(2)	—	(5)
Manufacturing network costs [2]	(2)	—	(8)	—
Stock-based compensation	(4)	(4)	(12)	(13)
Other	(2)	—	(3)	—
Adjusted Non-GAAP Research and development expenses	$ 76	$ 105	$ 252	$ 321

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 20.
(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 20.

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Reported Net Income	**$ 160**	**$ 359**	**$ 392**	**$ 755**
Adjusted for:				
Cost of sales adjustments	109	53	311	160
Selling, general and administrative adjustments	21	31	90	136
Research and development adjustments	8	6	23	18
Restructuring	—	—	88	23
Change in contingent consideration	(32)	—	(9)	—
Other expense (gain), net	4	4	(37)	14
Tax impact on adjustments above[1]	(7)	(227)	(69)	(276)
Non-GAAP Adjusted Net Income	$ 263	$ 226	$ 789	$ 830

(1) For the three months ended September 30, 2025 and 2024, the GAAP income tax rates were 34.0% and (73.7)%, respectively, and the non-GAAP income tax rates were 25.3% and 24.7%, respectively. For the nine months ended September 30, 2025 and 2024, the GAAP income tax rates were 31.6% and (11.3)%, respectively, and the non-GAAP income tax rates were 24.0% and 19.3%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments.

	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Diluted Earnings per Share	**$ 0.61**	**$ 1.38**	**$ 1.50**	**$ 2.92**
Total impact of Non-GAAP adjustments	0.40	(0.51)	1.53	0.29
Non-GAAP Adjusted Diluted Earnings per Share	$ 1.01	$ 0.87	$ 3.03	$ 3.21

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GAAP Net Income to Adjusted EBITDA

Unaudited, $ in millions	Q3 2025	Q3 2024	2025 YTD	2024 YTD
GAAP Reported Net Income	**$ 160**	**$ 359**	**$ 392**	**$ 755**
Depreciation (1)	37	32	102	93
Amortization	52	35	155	102
Interest expense	128	126	383	388
Income tax expense (benefit)	83	(152)	181	(77)
EBITDA (Non-GAAP)	**$ 460**	**$ 400**	**$ 1,213**	**$ 1,261**
Restructuring and related charges	—	—	98	23
Spin-related costs (2)	—	16	—	104
Manufacturing network related (3)	46	14	118	39
Acquisition-related costs (4)	12	—	31	—
Change in contingent consideration	(32)	—	(9)	—
Other costs (5)	8	4	3	4
Stock-based compensation	24	25	70	79
Adjusted EBITDA (Non-GAAP)	**$ 518**	**$ 459**	**$ 1,524**	**$ 1,510**
Adjusted EBITDA margin (Non-GAAP)	32.3 %	29.0 %	32.4 %	31.4 %

(1) Excludes accelerated depreciation included in one-time costs.

(2) Spin-related costs reflect certain costs incurred in connection with activities taken to separate Organon from Merck & Co., Inc., Rahway, NJ, US. These costs include, but are not limited to, $7 million and $47 million for the three and nine months ended September 30, 2024, respectively, for information technology infrastructure, primarily related to the implementation of a stand-alone enterprise resource planning system and redundant software licensing costs, as well as $20 million for the nine months ended September 30, 2024, associated with temporary transition service agreements with Merck & Co., Inc., Rahway, NJ, US.

(3) Manufacturing network related costs, including exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.

(4) Acquisition related costs for the three and nine months ended September 30, 2025, reflect the amortization pertaining to the fair value inventory purchase accounting adjustment for the Dermavant transaction.

(5) Other costs for the nine months ended September 30, 2025 include $46 million pre-tax gain related to the repurchase and cancellation of approximately $242 million of the 2031 Notes and the repayment and termination of the funding agreement with NovaQuest Co-Investment Fund VIII, L.P. and legal settlement reserves.

As the costs described in (1) through (5) above are directly related to the separation of Organon and acquisition related activities and therefore arise from a one-time event outside of the ordinary course of the company's operations, the adjustment of these items provides meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

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ORGANON™

Ex - FX VPY Actual VPY 2024 YTD 2025 YTD Ex - FX VPY Actual VPY Q3 - 24 Q3 - 25 $ mil 7% 7% 1,156 1,232 2% 2% 398 406 United States (11)% (10)% 1,343 1,212 (10)% (4)% 436 417 Europe and Canada (7)% (7)% 806 752 (5)% (3)% 260 251 Asia Pacific and Japan 7% 6% 768 810 16% 18% 243 286 Latin America, Middle East, Russia and Africa (1)% (1)% 634 627 2% 3% 212 219 China (28)% (28)% 104 76 (30)% (27)% 33 23 Other (1) (2)% (2)% 4,811 4,709 (1)% 1% 1,582 1,602 Total Revenues Totals may not foot due to rounding, and percentages are computed using unrounded amounts. (1) “Other” includes manufacturing sales to third parties. Geographic revenue performance 21

Number of products 13 7 57 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 22 Emgality is a trademark of Eli Lilly and Company (used under license) . TM TM